UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

OASIS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 2, 2013, Oasis Petroleum Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of the Company’s acquisition of 136,000 net acres in the Williston Basin (the “West Williston Acquisition”) on October 1, 2013 for $1,478.6 million, subject to further customary post close adjustments. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to provide the financial statements for the properties acquired in the West Williston Acquisition (the “West Williston Acquisition Properties”) and the pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the West Williston Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Statements of Revenues and Direct Operating Expenses of the West Williston Acquisition Properties for the three years ended December 31, 2012 (audited) and for the six months ended June 30, 2013 and 2012 (unaudited), together with the accompanying Independent Auditor’s Report, are set forth in Exhibit 99.1.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2013 and for the year ended December 31, 2012 and the six months ended June 30, 2013, are set forth in Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Statements of Revenues and Direct Operating Expenses of the West Williston Acquisition Properties for the three years ended December 31, 2012 (audited) and for the six months ended June 30, 2013 and 2012 (unaudited).

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2013 and for the six months ended June 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC.
(Registrant)

By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and
Chief Executive Officer

Date: November 7, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Statements of Revenues and Direct Operating Expenses of the West Williston Acquisition Properties for the three years ended December 31, 2012 (audited) and for the six months ended June 30, 2013 and 2012 (unaudited).

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2013 and for the six months ended June 30, 2013 and the year ended December 31, 2012.